LEGAL SETTLEMENTS, IMPAIRMENT, RESTRUCTURING AND ACQUISITION COSTS	0 Months Ended
Dec. 31, 2012
Legal Settlements Impairment Restructuring And Acquisition Costs [Abstract]
Legal Settlements, Impairment, Restructuring and Acquisition Costs
NOTE 17—IMPAIRMENTS, LOSS CONTINGENCIES, RESTRUCTURING AND OTHERS:

Impairments, loss contingencies, restructuring and others consisted of the following:

	Year ended December 31 ,
	2012	2011	2010

	U.S. $ in millions
Impairment of long-lived assets (see also notes 6 and 7)	$1,071	$201	$124
Loss contingencies	670	30	-
Restructuring and other expenses	221	192	260
Legal settlements	45	441	2
Contingent consideration	(40)	-	-
Acquisition costs	7	37	24
Total	$1,974	$901	$410

In determining the estimated fair value of the long-lived assets, we utilized a discounted cash flow model. The key assumptions within the model related to forecasting future revenue and operating income, an appropriate weighted average cost of capital, and an appropriate terminal value based on the nature of the long-lived asset.

Definite life intangible assets are amortized using mainly the straight-line method over their estimated period of useful life, which is determined by identifying the period in which substantially all of the cash flows are expected to be generated. Impairment may be triggered whenever events or circumstances present an indication of impairment.

Upon the completion of the related research and development efforts, management determines the remaining useful life of the intangible assets and amortizes them accordingly. In case of abandonment, the related research and development efforts are impaired.

Impairment of long-lived assets for the year ended December 31, 2012 amounted to $1.1 billion and comprised of impairments of:

1.        Identifiable intangible assets $858 million, see note 7b;

a.       In-process R&D write downs amounted to $ 625 million including $268 million relating to obatoclax for the treatment of small cell lung cancer and $96 million relating to CEP-37247 anti-tumor necrosis factor for the treatment of sciatica. Armodafinil (Nuvigil®) for the treatment of bi-polar disorder was also impaired in the amount of $79 million to reflect a settlement agreement with Mylan. We further impaired CureTech's in-process R&D by $127 million.

b.       Impairment of existing product rights of $233 million which included mainly Enjuvia®, a women's health marketed product, for a total of $62 million, Gabatril® for $43 million, and Ivax's verapamil for $20 million.

2.        Property, plant and equipment $190 million, which included various impairments to manufacturing and research and development facilities, see note 6.

3.       Non-current investments $23 million.

For the year ended December 31, 2011, impairment of long-lived assets amounted to $201 million related mainly to the divestiture of a Cephalon fentanil product and the recently sold animal health unit.

Loss contingencies and l<>llegal settlements for the year ended December 31, 2012 are composed mainly of a provision for a loss contingency of $670 million relating to pending patent litigation concerning Teva's generic pantoprazole. In 2011, legal expenses were primarily due to the Pfizer settlement, the Novartis settlement and the propofol product liability cases.

Restructuring and other expenses were $221 million and $192 million for the years ended December 31, 2012 and 2011, respectively, comprised mainly of severance costs of $154 million and $187 million, respectively. These expenses for 2012 include costs related to the ongoing restructuring of Cephalon France and Théramex.

Contingent consideration benefit was recorded as a result of impairing long lived assets during 2012, which decreased associated milestone payment liabilities, previously recorded in connection with the Cephalon acquisition.

Acquisition expenses of $7 million and $37 million in 2012 and 2011, respectively, were primarily related to the Cephalon acquisition.